EXHIBIT 23.2


        SIEGEL & SMITH,
         CERTIFIED PUBLIC ACCOUNTANTS  Letterhead

                         CONSENT OF INDEPENDENT AUDITORS


        We consent to the use in this Registration Statement of American Inflatables, Inc. on Form S-8 for our report relating to the financial statements of American Inflatables, Inc.
dated. December 31, 1999.

                                            SIEGEL & SMITH

                                          /s/ Siegel & Smith


                                            Certified Public Accountants